Exhibit 10.1

DATED 10 MARCH 2025

ASSIGNMENT OF PATENT RIGHTS

between

CYCLACEL LIMITED (In liquidation)

and

CARRIE JAMES and JAMES HOPKIRK as joint liquidators of Cyclacel Limited (In liquidation)

and

CYCLACEL PHARMACEUTICALS, INC

Kings House ● 36-37 King Street ● London ● EC2V 8BB

Tel: 0203 675 7575 ● DX: 42624 Cheapside

(Ref: AWO/750920C.4)

THIS DEED is made and delivered on          February 2025

Between:

(1)	CYCLACEL LIMITED (IN LIQUIDATION), a company incorporated in England and Wales (company number 1671088) whose registered office is Montague Place, Quayside, Chatham Maritime, Kent England, ME4 4QU (Seller) acting through the Liquidators (as defined below) (Assignor)

(2)	CARRIE JAMES and JAMES HOPKIRK of Oury Clark, 10 John Street, London, WC1N 2EB and Kreston Reeves LLP, Montague Place, Quayside, Chatham Maritime, Kent ME4 4QU respectively (Liquidators)

(3)	CYCLACEL PHARMACEUTICALS, INC incorporated and registered in Delaware with whose office is at 200 Connell Drive, Suite 1500, Berkeley Heights, NJ 07922, USA (Assignee)

Recitals:

(A)	The Liquidators were appointed as liquidators of the Seller on 24 January 2025 by resolution of the members and creditors of the Seller passed at a decision-making process by deemed consent held on 24 January 2025.

(B)	The Parties have agreed to the sale and purchase of certain assets of the Assignor to the Assignee by a Sale and Purchase Agreement of even date (the “SPA”).

(C)	The Assignor and the Liquidators have agreed to sell such right, title and interest as the Assignor has in the Patent Rights.

(D)	The Assignor and the Liquidators have agreed to assign to the Assignee such right, title and interest the Assignor has in and to the Patent Rights on the terms set out in this deed.

(E)	The Liquidators have entered into this deed solely for the purpose of obtaining the benefit of the provisions in their favour and shall incur no personal liability of any kind under or in connection with this deed.

NOW THIS DEED WITNESSES as follows:

1.	INTERPRETATION

The terms and definitions set out in the SPA apply to this deed. The following additional definitions and rules of interpretation apply in this deed:

1.1	Definitions:

Assigned Rights:	such right, title and interest as the Assignee shall have in and to the “Patent Rights” (as more particularly is defined in the SPA).

Assignment Date	the date of this deed.

Business Day	a day other than a Saturday, Sunday or public holiday in England when banks in London are open for business.

1.2	Clause and Schedule headings shall not affect the interpretation of this deed.

1.3	The Schedule forms part of this deed and shall have effect as if set out in full in the body of this deed. Any reference to this deed includes the Schedule.

1.4	References to Clauses and the Schedule are to the Clauses and Schedule of this deed.

1.5	A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).

1.6	Unless the context otherwise requires:

1.6.1	words in the singular include the plural and in the plural include the singular; and

1.6.2	a reference to one gender includes a reference to the other gender.

1.7	This deed shall be binding on, and ensure to the benefit of, the parties to this deed and their respective personal representatives, successors and permitted assigns, and references to any party shall include that party’s personal representatives, successors and permitted assigns.

1.8	Words and expressions defined for the purposes of or in connection with any statutory provisions shall, where the context so requires, be construed as having the same meanings in this deed.

1.9	Unless expressly provided otherwise in this deed a reference to legislation or a legislative provision is a reference to it as amended, extended, or re-enacted from time to time and reference to legislation or a legislative provision shall include all subordinate legislation made from time to time under that legislation or legislative provision.

1.10	Writing or written excludes email unless explicitly agreed in writing.

1.11	Where the words include(s), including or in particular are used in this deed, they are deemed to have the words “without limitation” following them.

1.12	Other and otherwise are illustrative and shall not limit the sense of the words preceding them.

1.13	A reference to the Liquidators includes both of them jointly and each of them individually.

1.14	A reference to a claim includes any claim, demand, action or proceeding of any kind, actual or contingent.

1.15	A reference to a loss includes any loss, damage, cost, charge, penalty, fee, or expense.

1.16	A reference to representatives includes partners, agents, employees, sub-contractors and any other person acting on behalf of and with the authority of a party.

2.	ASSIGNMENT

2.1	In consideration of the sum of £250,000 paid by the Assignee to the Assignor under the SPA, the Assignor hereby assigns to the Assignee absolutely all its right, title and interest in and to the Assigned Rights.

3.	FURTHER ASSURANCE

3.1	For 12 months following the Assignment Date, at the sole reasonable expense of the Assignee (to be paid to the Assignor on account in advance if requested by the Assignor or Liquidators) the Assignor shall use its reasonable endeavours to procure that any necessary third party shall promptly execute such documents and perform such acts as may be required for the purpose of giving full effect to this deed provided that the terms of any such documents and the terms on which any such things are performed:

3.1.1	shall expressly exclude all and any personal liability of the Liquidators and acknowledge that they act as Liquidators of and agents for the Assignor only;

3.1.2	shall be no more onerous to the Assignor and / or the Liquidators than the terms of this deed and the SPA; and

3.1.3	shall be subject to the Liquidators’ prior approval.

3.2	For 12 months following the Assignment Date, the Assignor shall do the following at the Assignee’s sole reasonable cost and expense (to be paid to the Assignor on account in advance if requested by the Assignor or Liquidators) and reasonable direction, pending formal registration or recordal of the assignment of the Assigned Rights to the Assignee:

3.2.1	if legally required to do so, pay all applicable application, filing, registration, renewal and other fees as they fall due;

3.2.2	if legally required to do so, promptly satisfy all official actions issued by any relevant patent registry or authority;

3.2.3	provide the Assignee, to the extent to which the Assignor is able, with all information and other assistance reasonably required to enable the Assignee to prepare, file or prosecute applications for registration of any of the Patent Rights including any divisional application;

3.2.4	ensure that copies of all correspondence that the Assignor, or its agents, receive (including any renewal advice or other notification received from any relevant registry) are delivered to the Assignee as soon as reasonably practicable;

3.2.5	provide the Assignee, to the extent to which the Assignor is able, with all information and other assistance reasonably required by the Assignee to conduct, defend or settle any relevant claims, actions or proceedings; and

3.3	The Assignor shall make available for collection by the Assignee (or the Assignee’s nominated representative) as soon as reasonably practicable after the date of this deed, all deeds, documents of title, certificates and other files and records (including those of its agents) relating to the Assigned Rights and which are in its possession, if any.

3.4	The Assignor appoints the Assignee to be its attorney in its name under the Power Of Attorney set out in the Schedule 2. This power of attorney is given by way of security to secure the performance of the Assignor’s obligations under this deed and the proprietary interest of the Assignee in the Assigned Rights.

3.5	Without prejudice to Clause 3.4, the Assignee may, in any way that is reasonably required, on behalf of the Assignor:

3.5.1	take any action that this deed requires the Assignor to take;

3.5.2	exercise any rights which this deed gives to the Assignor; and

3.5.3	appoint one or more persons to act as substitute attorney(s) for the Assignor and to exercise such of the powers conferred by this power of attorney as the Assignee thinks fit and revoke such appointment.

4.	WAIVER

4.1	No failure or delay by a party to exercise any right or remedy provided under either this deed, the SPA or by law shall constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy. No single or partial exercise of such right or remedy shall prevent or restrict the further exercise of that or any other right or remedy.

5.	INDEMNITY

5.1	Subject to clause 5.2 and the terms of the SPA, the Assignee shall indemnify and hold the Assignor and the Liquidators harmless against any losses, damages or costs the Assignor or the Liquidators or any officer, employee or agent of the Assignor and the Liquidators suffer or incur arising out of, relating to, or in connection with the assignment of the Assigned Rights.

5.2	The indemnity by the Assignee contained in this deed and all documents executed in accordance with this deed are limited in each and every case as follows:

5.2.1	in the case of the Assignor insofar as the claims or losses constitute or rank for payment as an expense of the liquidation of the Assignor pursuant to to the Insolvency Act 1986 and/or the Insolvency (England and Wales) Rules 2016; and

5.2.2	in the case of the Liquidators only insofar as the claims or losses are suffered by the Liquidators in their personal capacity.

6.	Exclusion of Liability

6.1	The Liquidators in executing this deed are acting as agents of the Assignor and do not accept any personal liability hereunder and accordingly any personal liability on their part hereunder or arising directly or indirectly in connection herewith is expressly excluded.

6.2	The Liquidators have entered into this deed in their personal capacities solely for the purpose of obtaining the benefit of the provisions in their favour.

7.	GENERAL

7.1	No variation of this deed shall be effective unless it is in writing and signed by the parties (or their authorised representatives).

7.2	If any provision or part-provision of this deed is or becomes invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision or part-provision shall be deemed deleted. Any modification to or deletion of a provision or part-provision under this clause shall not affect the validity and enforceability of the rest of this deed.

7.3	This deed may be executed in any number of counterparts, each of which shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

7.4	This deed does not, other than to the Liquidators’ successors and assigns, give rise to any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this deed.

7.5	This deed and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of England and Wales.

7.6	Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this deed or its subject matter or formation.

This deed has been entered into as a deed on the date stated at the beginning of it.

EXECUTED AS A DEED by CYCLACEL LIMITED
(in liquidation)	Signature of Liquidator
acting by its Liquidators without personal liability pursuant to the powers conferred on that person by the Insolvency Act 1986 in the presence of:

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED AS A DEED for and on behalf of
the LIQUIDATORS	Signature of Liquidator

by one of them and without personal liability

in the presence of:

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED AS A DEED by CYCLACEL PHARMACEUTICALS, INC
acting by one of its duly authorised directors	Signature of director

in the presence of:

Signature of witness:
Name of director signing
Name of witness:

Address of witness:

Occupation of witness:

Schedule - IRREVOCABLE POWER OF ATTORNEY

THIS IRREVOCABLE POWER OF ATTORNEY is made on this [Date] by:

1.	CYCLACEL LIMITED (IN LIQUIDATION), a company incorporated in England and Wales (company number 1671088) whose registered office is Montague Place, Quayside, Chatham Maritime, Kent England, ME4 4QU (“Assignor”) acting through the Joint Liquidators (as defined below);

2.	CARRIE JAMES and JAMES HOPKIRK of Oury Clark, 10 John Street, London, WC1N 2EB and Kreston Reeves LLP, Montague Place, Quayside, Chatham Maritime, Kent ME4 4QU respectively (“Joint Liquidators”)

IN FAVOUR OF:

3.	CYCLACEL PHARMACEUTICALS, Inc., incorporated in Delaware whose office is at 200 Connell Drive, Suite 1500, Berkeley Heights, NJ 07922, United States of America (“Assignee”)

WHEREAS:

(A) The Assignor and the Assignee have entered into a Deed of Assignment dated [       ] March 2025, pursuant to which the Assignor has agreed to grant this Power of Attorney in favour of the Attorney.

(B) The Assignor desires to irrevocably appoint the Assignee to act on its behalf for the purposes set out in this Power of Attorney.

NOW THIS DEED WITNESSES as follows:

1.	APPOINTMENT

The Assignor hereby irrevocably appoints the Assignee to be its true and lawful attorney with full power and authority to act in the name and on behalf of the Assignor in connection with the matters set out in Clause 2.

2.	POWERS

The Assignee shall have the full power and authority to do the following acts and things on behalf of the Assignor:

(a) to sign, execute and enter into all such deeds, agreements and other documents necessary to perfect the transfer of title to the Assigned Rights to the Assignee, including make formal assignments of the Assigned Rights in the appropriate patent registries and offices;

(b) to pay all applicable application, filing, registration, renewal and other fees relating to the Assigned Rights as they fall due and do all other things necessary to satisfy all official actions issued by any relevant patent registry;

(c) To take such other lawful steps as may be necessary or desirable in connection with the exercise of the powers granted herein.

3.	IRREVOCABILITY

This Power of Attorney is granted irrevocably and by way of security for the performance of the Assignor’s obligations under the Deed of Assignment. The Assignor shall not have the right to revoke this Power of Attorney without the prior written consent of the Assignee, such consent not to be unreasonably withheld.

4.	GOVERNING LAW AND JURISDICTION

This Power of Attorney and any dispute or claim arising out of or in connection with it shall be governed by and construed in accordance with the laws of England and Wales, and the parties irrevocably submit to the exclusive jurisdiction of the courts of England and Wales.

IN WITNESS WHEREOF, this Power of Attorney has been duly executed and delivered as a deed on the date first above written.

EXECUTED AS A DEED by CYCLACEL LIMITED
(in liquidation)	Signature of Liquidator
acting by the Joint Liquidators without personal liability pursuant to the powers conferred on that person by the Insolvency Act 1986 in the presence of:

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED AS A DEED for and on behalf of
the JOINT LIQUIDATORS	Signature of Liquidator

by one of them and without personal liability

in the presence of:

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED AS A DEED by CYCLACEL PHARMACEUTICALS, INC
acting by one of its duly authorised directors	Signature of director

in the presence of:

Signature of witness:
Name of director signing
Name of witness:

Address of witness:

Occupation of witness: